UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 24, 2013

MOD-PAC Corp.
(Exact name of registrant as specified in its charter)

New York	000-50063	16-0957153
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Elmwood Avenue, Buffalo, New York	14207
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (716) 873-0640

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 24, 2013, MOD-PAC CORP. issued a press release relating to its financial results for the second quarter of calendar year 2013 that is furnished with this report as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
99.1	Press Release of MOD-PAC CORP. dated July 24, 2013

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOD-PAC Corp. (Registrant)
July 24, 2013 (Date)	/s/ DANIEL G. KEANE Daniel G. Keane President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of MOD-PAC CORP. dated July 24, 2013